UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 25, 2017
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3

SIGNATURE	4
Index to Exhibits	5

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)(c) On September 25, 2017, Wes Bush, Chairman, Chief Executive Officer and President of Northrop Grumman Corporation (the “Company”) announced the election of four officers effective January 1, 2018.
The Board of Directors elected Kathy J. Warden to the position of President and Chief Operating Officer of the Company.   Ms. Warden, age 46, who has been employed by the Company since 2008, has held the position of Corporate Vice President and President, Mission Systems since January 1, 2016.   Prior to her current position, Ms. Warden held the positions of Corporate Vice President and President, Information Systems (January 2013 to December 2015) and Vice President and General Manager, Cyber Intelligence Division (2011-2012).   Ms. Warden will continue to report directly to Mr. Wes Bush who, effective January 1, 2018, will serve as Chairman and Chief Executive Officer.
The Board of Directors elected Mark A. Caylor to the position of Corporate Vice President and President, Mission Systems. Mr. Caylor currently serves in the position of Corporate Vice President and President, Enterprise Services and Chief Strategy Officer.

The Board of Directors elected Shawn N. Purvis to the position of Corporate Vice President and President, Enterprise Services. Ms. Purvis currently holds the position of Vice President and Chief Information Officer.

The Board of Directors elected Lesley A. Kalan to the position of Corporate Vice President, Government Relations. Ms. Kalan is currently the Vice President, Legislative Affairs.

Each of these officers will continue at this time to receive salary, bonus and equity awards, and to participate in other benefit and compensation plans, consistent with her or his current compensation arrangements. The Company has not entered into any other new material compensatory arrangements specific to these officers.

The Company announced that Gloria A. Flach, Corporate Vice President and Chief Operating Officer of the Company, will retire from the Company effective December 31, 2017, after 36 years with the Company. The Company also announced that Sid Ashworth, Corporate Vice President, Government Relations will retire effective December 31, 2017.
A copy of the Company’s press release announcing these officer changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

A copy of the press release announcing these actions is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference.

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Announces Leadership Transition”), dated September 26, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: September 26, 2017

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Announces Leadership Transitions”), dated September 26, 2017

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